POWERSHARES EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED DECEMBER 22, 2017 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 24, 2017 OF:

PowerShares S&P 500 Enhanced Value Portfolio

PowerShares S&P 500 Momentum Portfolio

Important Notice Regarding a Change to the Unitary Management Fee of PowerShares S&P 500 EnhancedValue Portfolio and PowerShares S&P 500 Momentum Portfolio (each, a "Fund" and together, the "Funds")

At a meeting held on December 19, 2017, the Board of Trustees (the "Board") of the PowerShares Exchange-Traded Fund Trust II approved a reduction in the annual unitary management fee of each Fund to 0.13% of such Fund's average daily net assets. The reduced unitary management fees for the Funds will become effective on January 1, 2018.

Please Retain This Supplement for Future Reference.

P-SPVU&SPMO-PRO-SAI-SUP-1 122217